Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Daré Bioscience, Inc. (the “Company”) for the fiscal quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lisa Walters-Hoffert, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to her knowledge on the date hereof:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 12, 2020

/s/ Lisa Walters-Hoffert
Lisa Walters-Hoffert
Chief Financial Officer
(principal financial officer)